File Nos. 33-56094 and
                                                                    811-7428
                       SUPPLEMENT DATED NOVEMBER 16, 1999
                   TO THE PILGRIM MONEY MARKET FUND PROSPECTUS
                             DATED NOVEMBER 1, 1999

Effective November 18, 1999, Class A shares are available for Pilgrim Money Market Fund. This supplement to the prospectus contains information regarding the purchase, exchange, and expenses of Class A shares.

The prospectus contains important information about Pilgrim Money Market Fund and describes how the Fund invests substantially all of its assets in the Primary Institutional Fund, another investment company. This supplement should be read in conjunction with the prospectus.

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FEES AND
EXPENSES
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The following tables show what it will cost you directly or indirectly to invest in Class A shares of the Pilgrim Money Market Fund (the "Fund"). The shareholder transaction fees and annual fund operating expenses for the Money Market Fund are high in relation to the expenses of many other money market funds. Shareholders should consider whether this Fund should be a long-term investment. It is intended as a temporary investment vehicle for investors pursuing a short-term defensive strategy.

SHAREHOLDER TRANSACTION FEES
(fees paid directly from your investment)
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                                                                         CLASS A
                                                                         -------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                        None
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Maximum deferred sales charge (load)
(as a percentage of the lower of original purchase
price or redemption proceeds)                                              None

Exchange Fee                                                               None
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ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)(1)

The table below reflects the expenses of both Class A shares of the Fund and the Class A shares of the Primary Institutional Fund in which it invests.

                             Distribution
               Management    and Service       Other           Annual Fund
    Class        Fees(2)     (12b-1) Fees    Expenses(3)   Operating Expenses(4)
    -----        -------     ------------    -----------   ---------------------
   Class A        0.25%          0.25%          0.75%             1.25%

(1) Shown as a ratio of expenses to average daily net assets. The Fund is new, and therefore, has no historical expense data. Thus, the numbers are estimates.
(2) The Primary Institutional Fund charges a comprehensive annual management fee of 0.25% of average daily net assets for both advisory and ordinary operating expenses. Pursuant to its investment advisory agreement with the Fund, Pilgrim Investments, Inc. charges a maximum annual advisory fee equal to 0.50% of average daily net assets if the Fund does not invest substantially all of its assets in another investment company. Pursuant to the Fund's investment advisory agreement, if the Fund invests substantially all of its assets in another investment company, Pilgrim Investments, Inc. does not charge an advisory fee. The Fund anticipates investing substantially all of its assets in another investment company for at least the Fund's initial fiscal year.
(3) Pilgrim Investments, Inc. receives an annual administration fee equal to 0.25% of average daily net assets.
(4) Pursuant to an expense limitation agreement between Pilgrim Investments, Inc. and Pilgrim Mutual Funds, on behalf of the Fund, Pilgrim Investments, Inc. will limit expenses of the Fund to 1.50% of average daily net assets for Class A, excluding interest, taxes, brokerage, and extraordinary expenses, subject to possible reimbursement to Pilgrim Investments, Inc. within three years. The expense limit will continue until at least October 31, 2001.

EXAMPLES

The hypothetical examples below show what your expenses would be if you invested $10,000 over the time frames indicated, assuming a 5% return each year, that you reinvest all distributions, and that operating expenses for the Fund remain the same. The example reflects expenses of both the Class A shares of the Fund and the Class A shares of the Primary Institutional Fund in which the Fund invests. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

MONEY MARKET FUND

                         1 YEAR       3 YEARS
                         ------       -------
Class A                   $695          $949

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SHAREHOLDER
GUIDE
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CHOOSING A SHARE CLASS
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PILGRIM PURCHASE OPTIONS(TM)

CLASS A

*    No front-end sales charge or contingent deferred sales charge.

*    Distribution and service (12b-1) fee of 0.25%.

When choosing between classes, you should carefully consider the ongoing annual expenses along with any applicable contingent deferred sales charge. The relative impact of the annual ongoing expenses will depend upon the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay lower dividends than Class A shares.

SHAREHOLDER SERVICE FEES

To pay for the cost of servicing your shareholder account, each class of the Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges. The service fee associated with investing in Class A shares is 0.25% of average daily net assets.

Amounts payable under the Fund's Rule 12b-1 plan are reduced by any amounts received by Pilgrim Securities, Inc. or its affiliates from the adviser or distributor of the Primary Institutional Fund in which it invests substantially all of its assets. If the Fund does not invest substantially all of its assets in another investment company or receive any amounts pursuant to the previous sentence, the Fund will pay the full fee. Currently, the Fund pays the full fee.

EXCHANGES

You may exchange Class A shares of the Fund for shares of the same class of any other Pilgrim Fund. The applicable front- end sales charge for Class A shares of another Pilgrim Fund must be paid at the time of the exchange. You should request a prospectus for the Pilgrim Funds for additional information on other Pilgrim Funds and the front-end sales charges (or, if applicable, the contingent deferred sales charges) of such Funds.



          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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